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                                                                    EXHIBIT 10.1

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                      FIRST AMENDMENT TO CREDIT AGREEMENT

                                    BETWEEN

                             ULTRA RESOURCES, INC.

                                      AND

                                 BANK ONE, NA,
                                   AS LENDER

                         Effective as of July 19, 2001

                            ----------------------

                 REVOLVING LINE OF CREDIT OF UP TO $40,000,000

                            ----------------------


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                               TABLE OF CONTENTS

                                                                        PAGE
                                                                        ----

ARTICLE I
DEFINITIONS
  1.01  Terms Defined Above...........................................     1
  1.02  Terms Defined in Agreement....................................     1
  1.03  References....................................................     1
  1.04  Articles and Sections.........................................     1
  1.05  Number and Gender.............................................     1
ARTICLE II
AMENDMENTS............................................................     2
  2.01  Amendment of Section 1.2......................................     2
  2.02  Amendment of Section 2.8(a)...................................     2
  2.03  Amendment of Section 6.13.....................................     2
  2.04  Amendment of Section 6.15.....................................     2
  2.05  Addition of Section 6.19......................................     3
  2.06  Amendment of Exhibit I........................................     3
  2.07  Amendment of Exhibit III......................................     3
ARTICLE III
CONDITIONS
  3.01  Receipt of Documents..........................................     3
  3.02  Accuracy of Representations and Warranties....................     3
  3.03  Matters Satisfactory to Lender................................     3
ARTICLE IV
REPRESENTATIONS AND WARRANTIES........................................     4
ARTICLE V
RATIFICATION..........................................................     4
ARTICLE VI
MISCELLANEOUS.........................................................     4
  6.01  Scope of Amendment............................................     4
  6.02  Agreement as Amended..........................................     4
  6.03  Parties in Interest...........................................     4
  6.04  Rights of Third Parties.......................................     4
  6.05  ENTIRE AGREEMENT..............................................     4
  6.06  GOVERNING LAW.................................................     5
  6.07  JURISDICTION AND VENUE........................................     5

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                      FIRST AMENDMENT TO CREDIT AGREEMENT

        This FIRST AMENDMENT TO CREDIT AGREEMENT (this "First Amendment") is made and entered into effective as of July 19, 2001, between ULTRA RESOURCES, INC., a Wyoming corporation, (the "Borrower"), and BANK ONE, NA, a national banking association (the "Lender") (a successor by merger to Bank One, Texas, National Association).

                              W I T N E S S E T H

        WHEREAS, the above named parties did execute and exchange counterparts of that certain Credit Agreement dated March 22, 2000 (the "Agreement"), to which reference is here made for all purposes;

        WHEREAS, Ultra Petroleum (USA) Inc. has been merged into Ultra Resources, Inc.;

        WHEREAS, the parties subject to and bound by the Agreement are desirous of amending the Agreement in the particulars hereinafter set forth;

        NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties to the Agreement, as set forth therein, and the mutual covenants and agreements of the parties hereto, as set forth in this First Amendment, the parties hereto agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

        1.01 Terms Defined Above. As used herein, each of the terms "Agreement," "Borrower," "First Amendment," and "Lender" shall have the meaning assigned to such term hereinabove.

        1.02 Terms Defined in Agreement. As used herein, each term defined in the Agreement shall have the meaning assigned thereto in the Agreement, unless expressly provided herein to the contrary.

        1.03 References. References in this First Amendment to Article or Section numbers shall be to Articles and Sections of this First Amendment, unless expressly stated herein to the contrary. References in this First Amendment to "hereby," "herein," "hereinafter," "hereinabove," "hereinbelow," "hereof," and "hereunder" shall be to this First Amendment in its entirety and not only to the particular Article or Section in which such reference appears.

        1.04 Articles and Sections. This First Amendment, for convenience only, has been divided into Articles and Sections and it is understood that the rights, powers, privileges, duties, and other legal relations of the parties hereto shall be determined from this First Amendment as an entirety and without regard to such division into Articles and Sections and without regard to headings prefixed to such Articles and Sections.

        1.05 Number and Gender. Whenever the context requires, reference herein made to the single number shall be understood to include the plural and likewise the plural shall be

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understood to include the plural and likewise the plural shall be understood to include the singular. Words denoting sex shall be construed to include the masculine, feminine, and neuter, when such construction is appropriate, and specific enumeration shall not exclude the general, but shall be construed as cumulative. Definitions of terms defined in the singular and plural shall be equally applicable to the plural or singular, as the case may be.

                                  ARTICLE II
                                  AMENDMENTS

        The Borrower and the Lender hereby amend the Agreement in the following particulars:

        2.01 Amendment of Section 1.2. Section 1.2 of the Agreement is hereby amended as follows:

        The following definitions are added and/or amended to read as follows:

        "Available Capital Resources" shall mean (i) Net Income, plus depreciation, depletion and amortization and any other non-cash revenue or expense as agreed to by the Lender for the previous four quarters, plus (ii) Working Capital at the beginning of such four quarter period, plus (iii) the Borrowing Base at the end of such four quarter period, less (iv) the Loan Balance plus the L/C Exposure at the beginning of such four quarter period.

        "Domestic Requirements" shall mean $12,000,000.

        "Working Capital" shall mean Current Assets minus Current Liabilities which resulting sum may be either a positive or negative number.

        2.02 Amendment of Section 2.8(a). Section 2.8(a) of the Agreement is hereby amended to read as follows:

        "2.8 Borrowing Base Determinations. (a) The Borrowing Base as of June 30, 2001, is acknowledged by the Borrower and the Lender to be $43,000,000."

        2.03 Amendment of Section 6.13. Section 6.13 of the Agreement is hereby amended to read as follows:

        "6.13 Current Ratio. Permit, as of the close of any fiscal quarter, beginning March 31, 2001, and thereafter, the ratio of Current Assets to Current Liabilities on a consolidated basis, to be less than 1.00 to 1.00."

        2.04 Amendment of Section 6.15. Section 6.15 of the Agreement is hereby amended to read as follows:

        "6.15 Tangible Net Worth. Permit, on a consolidated basis, Tangible Net Worth as of the close of any fiscal quarter beginning March 31, 2001, to be less than $75,000,000, plus 75% of positive consolidated Net Income and 100% of net

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        proceeds of equity contributions on a consolidated basis for all fiscal periods ending subsequent to March 31, 2001."

        2.05 Addition of Section 6.19. Section 6.19 shall be added to the Agreement to read as follows:

        "6.19 Investments, Loans or Disbursements to Sino-American Energy Company. Borrower shall not make any investments, loans or disbursements to Sino-American Energy Company in excess of Available Capital Resources, minus Domestic Requirements which will be calculated quarterly beginning with the quarter ending June 30, 2001.

        2.06 Amendment of Exhibit I. Exhibit I, i.e. the Form of Promissory Note, shall be as set forth on Exhibit I to this First Amendment.

        2.07 Amendment of Exhibit III. Exhibit III, i.e. the Form of Compliance Certificate, shall be as set forth on Exhibit III to this First Amendment.

                                  ARTICLE III
                                  CONDITIONS

        The obligation of the Lender to amend the Agreement as provided herein is subject to the fulfillment of the following conditions precedent:

        3.01 Receipt of Documents. The Lender shall have received, reviewed, and approved the following documents and other items, appropriately executed when necessary and in form and substance satisfactory to the Lender:

        (a) multiple counterparts of this First Amendment and the Note, as requested by the Lender;

        (b) Amended and Restated Mortgage, Deed of Trust, Indenture, Security Agreement, Assignment of Production and Financing Statement to be executed not later than August 3, 2001; and

        (c) such other agreements, documents, items, instruments, opinions, certificates, waivers, consents, and evidence as the Lender may reasonably request.

        3.02 Accuracy of Representations and Warranties. The representations and warranties contained in Article IV of the Agreement and this First Amendment shall be true and correct.

        3.03 Matters Satisfactory to Lender. All matters incident to the consummation of the transactions contemplated hereby shall be satisfactory to the Lender.

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                                  ARTICLE IV
                        REPRESENTATIONS AND WARRANTIES

        The Borrower hereby expressly re-makes, in favor of the Lender, all of the representations and warranties set forth in Article IV of the Agreement, and represents and warrants that all such representations and warranties remain true and unbreached.

                                   ARTICLE V
                                 RATIFICATION

        Each of the parties hereto does hereby adopt, ratify, and confirm the Agreement and the other Loan Documents, in all things in accordance with the terms and provisions thereof, as amended by this First Amendment.

                                  ARTICLE VI
                                 MISCELLANEOUS

        6.01 Scope of Amendment. The scope of this First Amendment is expressly limited to the matters addressed herein and this First Amendment shall not operate as a waiver of any past, present, or future breach, Default, or Event of Default under the Agreement, except to the extent, if any, that any such breach, Default, or Event of Default is remedied by the effect of this First Amendment.

        6.02 Agreement as Amended. All references to the Agreement in any document heretofore or hereafter executed in connection with the transactions comtemplated in the Agreement shall be deemed to refer to the Agreement as amended by this First Amendment.

        6.03 Parties in Interest. All provisions of this First Amendment shall be binding upon and shall inure to the benefit of the Borrower, the Lender and their respective successors and assigns.

        6.04 Rights of Third Parties. All provisions herein are imposed solely and exclusively for the benefit of the Lender and the Borrower, and no other Person shall have standing to require satisfaction of such provisions in accordance with their terms and any or all of such provisions may be freely waived in whole or in part by the Lender at any time if in its sole discretion it deems it advisable to do so.

        6.05 ENTIRE AGREEMENT. THIS FIRST AMENDMENT CONSTITUTES THE ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO WITH RESPECT TO THE SUBJECT HEREOF AND SUPERSEDES ANY PRIOR AGREEMENT, WHETHER WRITTEN OR ORAL, BETWEEN SUCH PARTIES REGARDING THE SUBJECT HEREOF. FURTHERMORE IN THIS REGARD, THIS FIRST AMENDMENT, THE AGREEMENT, THE NOTE, THE SECURITY INSTRUMENTS, AND THE OTHER WRITTEN DOCUMENTS REFERRED TO IN THE AGREEMENT OR EXECUTED IN CONNECTION WITH OR AS SECURITY FOR THE NOTE REPRESENT, COLLECTIVELY, THE FINAL AGREEMENT AMONG THE PARTIES THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR,

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CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO
UNDERWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

    6.06 GOVERNING LAW. THIS FIRST AMENDMENT, THE AGREEMENT AND THE NOTE SHALL BE DEEMED TO BE CONTRACTS MADE UNDER AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS. THE PARTIES ACKNOWLEDGE AND AGREE THAT THIS AGREEMENT AND THE NOTE AND THE TRANSACTIONS CONTEMPLATED HEREBY BEAR A NORMAL, REASONABLE, AND SUBSTANTIAL RELATIONSHIP TO THE STATE OF TEXAS.

    6.07 JURISDICTION AND VENUE. ALL ACTIONS OR PROCEEDINGS WITH RESPECT TO, ARISING DIRECTLY OR INDIRECTLY IN CONNECTION WITH, OUT OF, RELATED TO, OR FROM THIS FIRST AMENDMENT, THE AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE LITIGATED IN COURTS HAVING SITUS IN HARRIS COUNTY, TEXAS. EACH OF THE BORROWER AND THE LENDER HEREBY SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE, OR FEDERAL COURT LOCATED IN HARRIS COUNTY, TEXAS, AND HEREBY WAIVES ANY RIGHTS IT MAY HAVE TO TRANSFER OR CHANGE THE JURISDICTION OR VENUE OF ANY LITIGATION BROUGHT AGAINST IT BY THE BORROWER OR THE LENDER IN ACCORDANCE WITH THIS SECTION.

    IN WITNESS WHEREOF, the First Amendment to Credit Agreement is executed effective the date first hereinabove written.



                                         BORROWER

                                         ULTRA RESOURCES, INC.

                                         By: /s/ MICHAEL D. WATFORD
                                           ------------------------------------
                                           Michael D. Watford
                                           Chairman and Chief Executive Officer

                                         LENDER

                                         BANK ONE, NA (Main Office Chicago)

                                         By: /s/ STEPHEN SHATTO
                                           ------------------------------------
                                           Stephen Shatto
                                           Vice President

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                                   EXHIBIT I

                                [FORM OF NOTE]
                                PROMISSORY NOTE

$100,000,000                     Houston, Texas                    July 19, 2001


   FOR VALUE RECEIVED and WITHOUT GRACE, the undersigned ("Maker") promises to pay to the order of BANK ONE, NA ("Payee"), at its banking quarters in Houston, Harris County, Texas, the sum of ONE HUNDRED MILLION DOLLARS ($100,000,000), or so much thereof as may be advanced against this Note pursuant to the Credit Agreement dated of even date herewith by and between Maker and Payee (as amended, restated, or supplemented from time to time, the "Credit Agreement"), together with interest at the rates and calculated as provided in the Credit Agreement.

   Reference is hereby made to the Credit Agreement for matters governed thereby, including, without limitation, certain events which will entitle the holder hereof to accelerate the maturity of all amounts due hereunder. Capitalized terms used but not defined in this Note shall have the meanings assigned to such terms in the Credit Agreement.

   This Note is issued pursuant to, is the "Note" under, and is payable as provided in the Credit Agreement. Subject to compliance with applicable provisions of the Credit Agreement, Maker may at any time pay the full amount or any part of this Note without the payment of any premium or fee, but such payment shall not, until this Note is fully paid and satisfied, excuse the payment as it becomes due of any payment on this Note provided for in the Credit Agreement.

   Without being limited thereto or thereby, this Note is secured by the Security Instruments.

   This Note is issued, in whole or in part, in renewal and extension, but not in novation or discharge, of the remaining principal balance of the Existing Note.

   THIS NOTE SHALL BE GOVERNED AND CONTROLLED BY THE LAWS OF THE STATE OF TEXAS WITHOUT GIVING EFFECT TO PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW; PROVIDED, HOWEVER, THAT CHAPTER 345 OF THE TEXAS FINANCE CODE (WHICH REGULATES CERTAIN REVOLVING CREDIT LOAN ACCOUNTS AND REVOLVING TRIPARTY ACCOUNTS) SHALL NOT APPLY TO THIS NOTE.

                          (Page One of Two Page Note)

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                                            ULTRA RESOURCES, INC.



                                            By:
                                               --------------------------------

                                            Printed Name:
                                                         ----------------------

                                            Title:
                                                  -----------------------------





                          (Page Two of Two Page Note)

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                                  EXHIBIT III


                       [FORM OF COMPLIANCE CERTIFICATE]

                               ___________, 20__


Bank One, NA
910 Travis
Houston, Texas 77002-5860
Attention: Energy Group, 6th Floor

      Re: Credit Agreement dated as of March 22, 2000, by and between BANK ONE, NA and ULTRA RESOURCES, INC. (as amended, restated, or supplemented from time to time, the "Credit Agreement")

Ladies and Gentlemen:

      Pursuant to applicable requirements of the Credit Agreement, the undersigned, as a Responsible Officer of the Borrower, hereby certifies to you the following information as true and correct as of the date hereof or for the period indicated, as the case may be:

      1. To the best of the knowledge of the undersigned, no Default or Event of Default exists as of the date hereof or has occurred since the date of our previous certification to you, if any.

      1. To the best of the knowledge of the undersigned, the following Defaults or Events of Default exist as of the date hereof or have occurred since the date of our previous certification to you, if any, and the actions set forth below are being taken to remedy such circumstances;

      2. The compliance of the Borrower with the financial covenants of the Credit Agreement, as of the close of business on _______, is evidenced by the following:

      (a) Section 6.13: Current Ratio. Permit, as of the close of any fiscal quarter, beginning March 31, 2001, and thereafter, the ratio of Current Assets to Current Liabilities on a consolidated basis, to be less than 1.00 to 1.00.


                                    Actual

                                 ______ to 1.0

      (b) Section 6.14: Debt Service. Permit, on a consolidated basis, as of the close of any fiscal quarter, the ratio of Cash Flow to Debt Service to be less than 1.25 to 1.00.

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PAGE>

                                    Actual

                                 ______ to 1.0


      (c) Section 6.15: Tangible Net Worth. Permit, on a consolidated basis, Tangible Net Worth as of the close of any fiscal quarter beginning March 31, 2001, to be less than $75,000,000, plus 75% of positive consolidated Net Income and 100% of net proceeds of equity contributions on a consolidated basis for all fiscal periods ending subsequent to March 31, 2001.


            Required            Actual

      (d) Section 6.16: General and Administrative Expenses. Permit, on a consolidated basis, General and Administrative Expenses to be more than 35% of production revenue for each quarterly reporting period through September 30, 2000, and 25% thereafter.

                                Actual

      (e) Section 6.19: Investments, Loans or Disbursements to Sino-American Energy Company. Borrower shall not make any investments, loans or disbursements to Sino-American Energy Company in excess of Available Capital Resources, minus Domestic Requirements which will be calculated quarterly beginning with the quarter ending June 30, 2001.

      3. No Material Adverse Effect has occurred since the date of the Financial Statements dated as of ____________.

      Each capitalized term used but not defined herein shall have the meaning assigned to such term in the Credit Agreement.



                                            ULTRA RESOURCES, INC.



                                            By:
                                               --------------------------------
                                            Printed Name:
                                                        -----------------------
                                            Title:
                                                  ------------------------------

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